UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to section 240.14a-12

Gannett Co., Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Company # Control #

2008 Annual Meeting of Shareholders	To obtain directions to attend the 2008 Annual Meeting and vote in person, please call the Company’s shareholder services department at (703) 854-6960.
April 30, 2008 10:00 a.m., Eastern Standard Time 7950 Jones Branch Drive McLean, Virginia 22107

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on April 30, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the Proxy Statement or 2007 Annual Report, have the [12-digit Control #(s)] ready and visit:

http://www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 10, 2008.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of the proposals:

1.	To elect three directors to serve for the ensuing year and until their successors shall be elected and shall qualify. • Craig A. Dubow • Donna E. Shalala • Neal Shapiro	2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

These items of business are more fully described in the Proxy Statement. The record date for the Annual Meeting is March 3, 2008. Only shareholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

You may immediately vote your proxy on the Internet at: www.proxyvote.com

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on April 28, 2008.

Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and vote your proxy electronically.

Your Internet vote authorizes Craig A. Dubow, Gracia C. Martore and Todd A. Mayman, or any of them, to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or e-mail copies of the Annual Report and the proxy materials,

which include the proxy card and the proxy statement, please contact us via:

Internet – Access the Internet and go to www.investorEconnect.com. Follow the instructions to log in and order copies.

Telephone – Call us free of charge at 1-800-579-1639 in the U.S. or Canada.

Email – Send us an email at sendmaterial@investorEconnect.com. Please put “Paper Material” or “E-mail Material” in the subject line, followed by the 12-Digit Control #. Requests, instructions and other inquiries will not be forwarded to your investment advisor.